Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Announces Completion of the Accordion

Provision of the Pure Sunfarms’ Credit Facility

— Expanded Facility Provides Additional Financial Resources and Flexibility as Pure

Sunfarms Continues to Build on its Success to Date as a Leading Canadian Cannabis

Producer and Brand –

Vancouver, British Columbia, July 1, 2020 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF; TSX: VFF) today announced its majority-owned joint venture for large-scale, low-cost, high-quality cannabis production, Pure Sunfarms, has further expanded its credit facility (the “Credit Facility”) with the lending syndicate led by Bank of Montreal and including Farm Credit Canada (“FCC”) and the addition of CIBC to its full $59 million capacity with the completion of the Credit Facility’s accordion feature. The Credit Facility now consists of a $15.0 million revolving operating loan (the “Revolver”) and a $25.0 million term loan (the “New Term Loan”), in addition to its existing $19.0 million loan (the “Existing Loan”). The New Term Loan is specifically designated for the 1.1 million square foot Delta 2 greenhouse while the Existing Term Loan is specifically designated for the 1.1 million square foot Delta 3 greenhouse facility. (All figures are in Canadian dollars.) Each of the components of the Credit Facility, including the Existing Term Loan, mature on February 7, 2022.

“The expansion of this credit facility to its full $59 million capacity further strengthens Pure Sunfarms’ financial resources and flexibility as it continues to build on its success to date as a leading Canadian cannabis producer and brand, including the launch of its first cannabis 2.0 products this summer,” said Michael DeGiglio, CEO, Village Farms. “The addition of another leading Canadian financial institution to the syndicate is further recognition in the strength and potential of the Pure Sunfarms business. We appreciate the support of CIBC, BMO and FCC.”

About Village Farms International, Inc.

Village Farms is one of the largest and longest-operating vertically integrated greenhouse growers in North America. Village Farms produces and distributes to national grocers in the U.S. and Canada fresh, premium-quality produce year-round from more than nine million square feet of Controlled Environment Agriculture (CEA) greenhouses in Canada and the U.S., as well as from its partner greenhouses in Canada and Mexico. The Company is leveraging its 30 years of experience as a large-scale, low-cost vertically integrated grower for the rapidly emerging global cannabis and CBD opportunities. In Canada, British-Columbia-based Pure Sunfarms (majority-owned by Village Farms) is one of the single largest cannabis operations in the world and one of the best-selling brands in the country. In the U.S., subject to compliance with all applicable U.S.

federal and state laws, the Company is pursuing a strategy become a leading developer and supplier of branded and white-labeled CBD products targeting “big box” and other major retailers and consumer packaged goods companies, and with one the largest greenhouse operations in country, is well positioned for the potential federal legalization of high-THC cannabis.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbor created by those sections. This press release also contains “forward-looking information” within the meaning of applicable Canadian securities law. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. Forward-looking statements may relate to the Company’s future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as “outlook”, “may”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “try”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this press release are subject to risks that may include, but are not limited to: our limited operating history, including that of our Pure Sunfarms Corp. joint venture for the production of cannabis in Canada (our “Joint Venture”) and our start-up operations of growing hemp in the United States; the legal status of our Joint Venture; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp and agricultural businesses; the ability of our Joint Venture to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and licenses (e.g., our Joint Venture’s ability to obtain licenses for its Delta 2 greenhouse facility as well as additional licenses under the Canadian Act Respecting Cannabis To Amend to the Controlled Drugs and Substances Act, the Criminal Code and other Acts, S.C. 2018, c. 16 (Canada) for its Delta 3 greenhouse facility), and changes in our regulatory requirements; risks relating to conversion of our greenhouses to cannabis production for our Joint Venture; risks related to rules and regulations at the U.S. federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause the Company’s or the industry’s actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company’s filings with securities regulators, including our most recent Annual Report on Form 10-K, our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each of which is available at www.sec.gov, as well as our filings on SEDAR, available at www.sedar.com. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Lawrence Chamberlain

Investor Relations

(416) 519-4196

lawrence.chamberlain@loderockadvisors.com